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                      SALOMON BROTHERS INVESTMENT SERIES

                    Supplement dated April 23, 2003 to the
                      Statement of Additional information
                             dated April 30, 2002

                      Salomon Brothers Capital Fund Inc.
                  Salomon Brothers Investors Value Fund Inc.
                      Salomon Brothers Series Funds Inc.
                              Salomon Funds Trust

   The following information replaces and supersedes, as applicable, certain information set forth in the section entitled "Net Asset Value" in the Statement of Additional Information for Salomon Brothers Investment Series:

   Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

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